T. Rowe Price Target 2050 Fund

Supplement to Prospectus Dated October 1, 2020, as supplemented

The fund pays T. Rowe Price an all-inclusive management fee that covers investment management and all of the fund’s operating expenses except for interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; any acquired fund fees and expenses; and any 12b-1 fees applicable to a class. In accordance with a predetermined contractual fee schedule, the all-inclusive management fee rate for the T. Rowe Price Target Funds generally starts to decline around the time a fund begins reducing its overall stock exposure and then continues to decline over time as a fund nears and then passes its predetermined target date.

Effective July 1, 2021, the contractual fee schedule for the T. Rowe Price Target Funds will be revised to reflect reductions to the all-inclusive management fee across all years of the fee schedule.

To reflect the new management fee rate, effective July 1, 2021, the fee table and expense example in section 1 are revised as follows:

Fees and Expenses of the Fund

	Investor Class		I Class	Advisor Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.62%[b,c]		0.44%[b,c]	0.62%[b,c]

Distribution and service (12b-1) fees	—		—	0.25

Other expenses	—		—	—

Total annual fund operating expenses	0.62	[b]	0.44 [b]	0.87 [b]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b Restated to reflect current fees.

c The management fee will decline over time in accordance with a predetermined contractual fee schedule, which is set forth under “The Management Fee” in section 2 of the fund’s prospectus, with any annual decrease occurring after the end of the fund’s fiscal year. The fee schedule can only be changed with approval by the fund’s Board of Directors, and, if required by SEC rules, the fund’s shareholders.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$63	$199	$344	$762
I Class	45	141	245	545
Advisor Class	89	278	481	1,060

Effective July 1, 2021, the disclosure under “The Management Fee” in section 2 is supplemented as follows:

In accordance with a predetermined contractual fee schedule, the fund pays T. Rowe Price an all-inclusive management fee, based on the fund’s average daily net assets, that generally declines over time as the fund reduces its overall stock exposure along its glide path. Any predetermined decrease in the management fee rate for a particular year will occur on June 1, which is the first day of the fund’s fiscal year.

Investor Class and Advisor Class

For the Investor Class and Advisor Class, the all-inclusive management fee rate is determined in accordance with the following fee schedule (Year 0 represents the target date year referenced in the fund’s name).

Target Funds—Fee Schedule
Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)
All prior years	0.64	21	0.60	5	0.52
35	0.63	20	0.59	4	0.52
34	0.63	19	0.59	3	0.52
33	0.63	18	0.59	2	0.51
32	0.63	17	0.58	1	0.51
31	0.63	16	0.58	0	0.50
30	0.62	15	0.57	(1)	0.50
29	0.62	14	0.57	(2)	0.50
28	0.62	13	0.57	(3)	0.49
27	0.62	12	0.56	(4)	0.48
26	0.62	11	0.56	(5)	0.47
25	0.61	10	0.55	(6)	0.47
24	0.61	9	0.55	(7)	0.47
23	0.61	8	0.55	(8)	0.46
22	0.61	7	0.54	(9)	0.46
		6	0.53	Thereafter	0.45

I Class

For the I Class, the all-inclusive management fee rate is determined in accordance with the following fee schedule (Year 0 represents the target date year referenced in the fund’s name).

Target Funds I Class—Fee Schedule
Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)
All prior years	0.46	21	0.43	5	0.36
35	0.45	20	0.42	4	0.36
34	0.45	19	0.42	3	0.36
33	0.45	18	0.42	2	0.35

Target Funds I Class—Fee Schedule
Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)
32	0.45	17	0.41	1	0.35
31	0.45	16	0.41	0	0.34
30	0.44	15	0.40	(1)	0.34
29	0.44	14	0.40	(2)	0.34
28	0.44	13	0.40	(3)	0.33
27	0.44	12	0.39	(4)	0.33
26	0.44	11	0.39	(5)	0.32
25	0.43	10	0.38	(6)	0.32
24	0.43	9	0.38	(7)	0.32
23	0.43	8	0.38	(8)	0.31
22	0.43	7	0.37	(9)	0.31
		6	0.37	Thereafter	0.30

Differences in the all-inclusive fees between certain classes relate to differences in expected shareholder servicing expenses.

Effective July 1, 2021, the all-inclusive management fee rate for the fund’s Investor Class and Advisor Class is 0.62% and the all-inclusive management fee rate for the fund’s I Class is 0.44%. The management fee is calculated and accrued daily, and it includes investment management services and ordinary, recurring operating expenses, but it does not cover interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and any acquired fund fees and expenses. Rule 12b-1 fees applicable to the Advisor Class are also not covered by the all-inclusive management fee.

The date of this supplement is May 24, 2021.

F198-041 5/24/21